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                        [Arthur Anderson LLP Letterhead]

                        Report on Agreed-Upon Procedures

                     Structured Products Corp. TIERS Trust 1

                               September 21, 1995





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                        [Arthur Anderson LLP Letterhead]


Structured Products Corp. (as Depositor)
Seven World Trade Center
New York, New York  10048

Bankers Trust Company (as Trustee)
Four Albany Street
New York, New York  10006

Standard & Poor's Rating Group
Structured Finance
25 Broadway
New York, New York  10004-1064

Moody's Investors Service
99 Church Street
New York, New York 10007

Dear Sirs:

We are independent public accountants with respect to Bankers Trust Company (the "Trustee") and Structured Products Corp. TIERS Trust 1 (the "Trust"), as defined under the Code of Professional Conduct of the American Institute of Certified Public Accountants.

At your request, we have performed the following agreed-upon procedures with respect to the administration of the underlying deposited assets and related credit support for the period from March 29, 1995 to June 30, 1995 of the Trust:

         a. Traced the deposit of $51,108,240 received from the Certificate Holders to the documentation of the Trust's account maintained by the Trustee as of March 29, 1995.

         b. Traced the purchase in the amount of $51,108,240 and the related deposit of the following securities to the documentation of the Trust's account maintained by the Trustee as of March 29, 1995:

       Security                  Maturity               CUSIP           Face Value
-----------------------------------------------------------------------------------
    Treasury Strip            August 15, 1995         912820AD9         $  51,000
    Treasury Strip           February 15, 1996        912820AF4           491,000
    Treasury Strip            August 15, 1996         912833BU3           503,000
    Treasury Strip           February 15, 1997        912833BV1           503,000
    Treasury Strip            August 15, 1997         912833BW9           516,000
    Treasury Strip           February 15, 1998        912833BX7           516,000

    Treasury Strip            August 15, 1998         912833BY5           541,000
    Treasury Strip           February 15, 1999        912833BZ2           541,000
    Treasury Strip            August 15, 1999         912833CA6           566,000



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Structured Products Corp. (as Depositor)

Bankers Trust Company (as Trustee)

Standard & Poor's Rating Group

Moody's Investors Service

    Treasury Strip           February 15, 2000        912820AV9              566,000
    Treasury Strip            August 15, 2000         912820AX5              591,000
    Treasury Strip           February 15, 2001        912833CD0              591,000
    Treasury Strip            August 15, 2001         912833CE8              616,000
    Treasury Strip           February 15, 2002        912833CF5              616,000
    Treasury Strip            August 15, 2002         912833CG3              641,000
    Treasury Strip           February 15, 2003        912820BF3              641,000
    Treasury Strip            August 15, 2003         912833CJ7              678,000
    Treasury Strip           February 15, 2004        912833CK4              678,000
    Treasury Strip            August 15, 2004         912833CL2              741,000
    Treasury Strip           February 15, 2005        912833CM0           15,741,000
    Treasury Note            February 15, 2005        912827S86           35,000,000
                                                                         ----------------
                                                                  Total   $61,328,000

         c. Traced the withdrawal of the following securities, in accordance with the Trust Agreement, by a Certificate Holder, from the Trust's account maintained by the Trustee as of May 16, 1995:

       Security                  Maturity                   CUSIP            Face Value
----------------------------------------------------------------------------------------
    Treasury Strip            August 15, 1995         912820AD9         $  11,000
    Treasury Strip           February 15, 1996        912820AF4           117,000
    Treasury Strip            August 15, 1996         912833BU3           120,000
    Treasury Strip           February 15, 1997        912833BV1           120,000
    Treasury Strip            August 15, 1997         912833BW9           123,000
    Treasury Strip           February 15, 1998        912833BX7           123,000
    Treasury Strip            August 15, 1998         912833BY5           129,000

    Treasury Strip           February 15, 1999        912833BZ2           129,000
    Treasury Strip            August 15, 1999         912833CA6           135,000
    Treasury Strip           February 15, 2000        912820AV9           135,000
    Treasury Strip            August 15, 2000         912820AX5           141,000
    Treasury Strip           February 15, 2001        912833CD0           141,000
    Treasury Strip            August 15, 2001         912833CE8           147,000
    Treasury Strip           February 15, 2002        912833CF5           147,000
    Treasury Strip            August 15, 2002         912833CG3           153,000


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Structured Products Corp. (as Depositor)

Bankers Trust Company (as Trustee)

Standard & Poor's Rating Group

Moody's Investors Service

    Treasury Strip           February 15, 2003        912820BF3               153,000
    Treasury Strip            August 15, 2003         912833CJ7               162,000
    Treasury Strip           February 15, 2004        912833CK4               162,000
    Treasury Strip            August 15, 2004         912833CL2               177,000
    Treasury Strip           February 15, 2005        912833CM0             3,777,000
    Treasury Strip            August 15, 2005         912827S86             8,400,000
                                                                        ----------------
                                                                  Total   $14,702,000

         d. Traced the following remaining securities to the documentation of the Trust's account maintained by the Trustee as of June 30, 1995:

       Security                  Maturity                   CUSIP            Face Value
---------------------------------------------------------------------------------------------
    Treasury Strip            August 15, 1995         912820AD9         $     40,000
    Treasury Strip           February 15, 1996        912820AF4              374,000
    Treasury Strip            August 15, 1996         912833BU3              383,000
    Treasury Strip           February 15, 1997        912833BV1              383,000
    Treasury Strip            August 15, 1997         912833BW9              393,000
    Treasury Strip           February 15, 1998        912833BX7              393,000
    Treasury Strip            August 15, 1998         912833BY5              412,000
    Treasury Strip           February 15, 1999        912833BZ2              412,000
    Treasury Strip            August 15, 1999         912833CA6              431,000

    Treasury Strip           February 15, 2000        912820AV9              431,000
    Treasury Strip            August 15, 2000         912820AX5              450,000
    Treasury Strip           February 15, 2001        912833CD0              450,000
    Treasury Strip            August 15, 2001         912833CE8              469,000
    Treasury Strip           February 15, 2002        912833CF5              469,000
    Treasury Strip            August 15, 2002         912833CG3              488,000
    Treasury Strip           February 15, 2003        912820BF3              488,000
    Treasury Strip            August 15, 2003         912833CJ7              516,000
    Treasury Strip           February 15, 2004        912833CK4              516,000
    Treasury Strip            August 15, 2004         912833CL2              564,000
    Treasury Strip           February 15, 2005        912833CM0           11,964,000
    Treasury Strip            August 15, 2005         912827S86           26,600,000
                                                                        ---------------------
                                                                  Total  $46,626,000


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Structured Products Corp. (as Depositor)

Bankers Trust Company (as Trustee)

Standard & Poor's Rating Group

Moody's Investors Service

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Trust in accordance with generally accepted auditing standards, matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Trust taken as a whole.

This report is solely for the management of Structured Products Corp., Bankers Trust Company, Standard & Poor's Rating Group, Moody's Investors Service and the Certificate Holders, and is not to be used, referred to or distributed for any other purpose.

/s/ Arthur Andersen LLP

New York, New York
September 21, 1995